================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 20, 2006

                        Global Pari-Mutuel Services, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   Nevada                 000-32509             88-0396452
                   ------                 ---------             ----------
     (State or other jurisdiction of     (Commission          (IRS Employer
     incorporation or organization)      File Number)       Identification No.)


             2533 North Carson Street
               Carson City, Nevada                                 89706
               -------------------                                 -----
     (Address of Principal Executive Offices)                    (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
                                 --------------


                                      N/A
                       ---------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

================================================================================

Item 9.01 Financial Statements and Exhibits

     (a)       Financial Statements.

On April 20, 2006, Global Pari-Mutuel Services, Inc. (the "Company") filed a Current Report on Form 8-K reporting that, as of April 19, 2006 (the "Effective Date"), it entered into a Material Definitive Agreement (the "Agreement") by and among the Company, and Royal Turf Club, Inc. The Company is filing this Current Report on Form 8-K/A to provide the related financial statements and pro forma financial information described under this Item 9.01

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Global Pari-mutuel Services, Inc.



Dated:  July 17, 2006                          By /s/ James A. Egide
                                               ---------------------------------
                                               James A. Egide
                                               Chief Executive Officer


                         GLOBAL PARI-MUTUEL SERVICES, INC. AND SUBSIDIARIES


                                    INDEX TO FINANCIAL STATEMENTS


                                                                                                  Page
Pro Forma Financial Information

   Pro Forma Financial Information................................................................. 1

   Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006................... 2

   Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months

     Ended March 31, 2006.......................................................................... 3

   Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended

     December 31, 2005............................................................................. 4

   Notes to Pro Forma Condensed Consolidated Financial Information................................. 5


Royal Turf Club

   Condensed Balance Sheet (Unaudited) March 31, 2006............................................. Q-1

   Condensed Statements of Operations and Accumulated Deficit (Unaudited) for the Three
   Months Ended March 31, 2006 and for the Period from April 25, 2005 (Date of Inception)
   through March 31, 2006......................................................................... Q-2

   Condensed Statements of Cash Flows (Unaudited) for the Three Months Ended
   March 31, 2006 and for the Period from April 25, 2005 (Date of Inception)
   through March 31, 2006......................................................................... Q-3

   Notes to Condensed Financial Statements (Unaudited) for the Three Months Ended
   March 31, 2006................................................................................. Q-4

   Report of Independent Registered Public Accounting Firm........................................ F-1

   Balance Sheet, December 31, 2005............................................................... F-2

   Statement of Operations for the Period from April 25, 2005 (Date of Inception)
   through December 31, 2005...................................................................... F-3

   Statement of Stockholders' Equity for the Period from April 25, 2005 (Date of Inception)
   through December 31, 2005...................................................................... F-4

   Statement of Cash Flows for the Period from April 25, 2005 (Date of Inception)
   through December 31, 2005...................................................................... F-5

   Notes to Financial Statements for the Year Ended December 31, 2005............................. F-6



               GLOBAL PARI-MUTUEL SERVICES, INC. AND SUBSIDIARIES

                         PRO FORMA FINANCIAL INFORMATION

On April 19, 2006, the Board of Directors of Global Pari-Mutuel Services, Inc. (the "Company"), finalized and closed the agreement wherein the Company acquired all of the outstanding shares of the Royal Turf Club, Inc. ("RTC") a Nevada corporation and its wholly owned subsidiary the Royal Turf Club of Antigua in exchange for six million (6,000,000) shares of the Company's shares of common stock.

In addition, the Company will issue additional 1,500,000 shares of the Company's common stock to the shareholders of RTC based upon the following earn out schedule:

          If RTC's pretax profit for the year ended December 31, 2006 is $1,000,000 an additional 500,000 shares will be issued to the shareholders of RTC.

          If RTC's pretax profit for the year ended December 31, 2007 is $2,500,000 an additional 500,000 shares will be issued to the shareholders of RTC.

          If RTC's pretax profit for the year ended December 31, 2008 is $4,000,000 an additional 500,000 shares will be issued to the shareholders of RTC.

The following unaudited pro forma condensed consolidated financial data is based upon the historical consolidated financial statements of Global Pari-Mutuel Services, Inc. and subsidiaries ("Global") as adjusted to give effect to the issuance of common stock in connection with the merger of the Company with Royal Turf Club of Nevada, Inc. ("RTC") as if the transaction had occurred on March 31, 2006, for purposes of the unaudited pro forma condensed consolidated balance sheet and January 1, 2005 for purposes of the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and for the three months ended March 31, 2006.

Prior to the exchanges, RTC was owned primarily by the principal owners of the Company. Since the exchange was between entities under common control, the purchase of RTC has been accounted for at historical cost.

The pro forma adjustments are based upon information set out in this document and information from the Company's books and records that management of the Company believes are reasonable and accurate. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2006 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and the three months ended March 31, 2006, are not necessarily indicative of the results of operations of Global, or its financial position, had the sale actually occurred on December 31, 2005 or January 1, 2005. The unaudited pro forma results of operations of Global for the three months ended March 31, 2006 are not necessarily indicative of the results of operations that may be generated for the entire calendar 2006 year. The unaudited pro forma adjustments are described in the accompanying notes to unaudited pro forma condensed consolidated financial data.

This unaudited pro forma condensed consolidated financial data should be read in conjunction with the consolidated financial statements of Global and the related notes thereto included in the Company's filing on Form 10-KSB and 10-QSB, and the financial statements of RTC and the related notes thereto, included herein.


                         GLOBAL PARI-MUTUEL SERVICES, INC. AND SUBSIDIARIES
                            PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                           MARCH 31, 2006
                                             (UNAUDITED)

                                          Historical     Historical
                                            Global       Royal Turf
                                          Pari-Mutuel     Club of        Proforma
                                         Services, Inc.  Nevada, Inc.   Adjustments        Proforma
                                          -----------    -----------    -----------       -----------
                  ASSETS
Current Assets:
 Cash                                     $         7    $       167                      $       174
 Accounts receivable                              767           --                                767
                                          -----------    -----------    -----------       -----------
   Total Current Assets                           774            167                              941

      Total Assets                        $       774    $       167                      $       941
                                          ===========    ===========    ===========       ===========

  LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
 Accounts payable                         $    82,825    $     5,711                      $    88,536
 Accounts payable - related party              18,200           --                             18,200
 Accrued expenses                              22,156          6,356                           28,512
 Litigation settlement                         47,321           --                             47,321
 Loan payable - related party                    --           95,200                           95,200
 Notes payable - current portion               90,000           --                             90,000
                                          -----------    -----------    -----------       -----------
   Total Current Liabilities                  260,502        107,267                          367,769
Long-term notes payable,
  net of current portion                      826,488           --                            826,488
                                          -----------    -----------    -----------       -----------
      Total Liabilities                     1,086,990        107,267                        1,194,257
                                          -----------    -----------    -----------       -----------
Stockholders' Deficit:
 Common Stock                                   5,199          4,000          6,000 (a)
                                                                             (4,000)(b)        11,199

 Additional paid in capital                 4,947,056        269,000         (6,000)(a)
                                                                           (376,100)(b)     4,833,956
Deficit accumulated during the
development stage                          (6,038,471)      (380,100)       380,100(b)     (6,038,471)
                                          -----------    -----------    -----------       -----------
   Total Stockholders' Deficit             (1,086,216)      (107,100)                      (1,193,316)
                                          -----------    -----------    -----------       -----------
      Total Liabilities and
      Stockholders' Deficit               $       774    $       167                      $       941
                                          ===========    ===========    ===========       ===========


                          See the accompanying notes to unaudited pro forma
                             condensed consolidated financial statements

                                                  2

               GLOBAL PARI-MUTUEL SERVICES, INC. AND SUBSIDIARIES
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)






                                            For the Three Months Ended
                                                  March 31, 2006

                                   Historical
                                     Global         Historical
                                   Pari-Mutuel    Royal Turf Club
                                  Services, Inc.  of Nevada, Inc.    Proforma
                                  --------------  ---------------  ------------
Revenue                            $        767    $       --      $        767
Cost of revenue                            --              --              --
                                   ------------    ------------    ------------
Gross Profit                                767            --               767
Operating Expenses
 General and administrative
   expenses                             (45,796)        (39,817)        (85,613)
 Interest expense                       (18,780)         (2,230)        (21,010)
                                   ------------    ------------    ------------

Net Loss                           $    (63,809)   $    (42,047)   $   (105,856)
                                   ============    ============    ============
Basic and Diluted Loss Per
  Share                            $      (0.01)   $      (0.01)   $      (0.01)
                                   ============    ============    ============
Basic and Diluted Weighted-
  Average Common Shares
  Outstanding                         5,199,460                      11,199,460
                                   ============    ============    ============



                See the accompanying notes to unaudited pro forma
                   condensed consolidated financial statements

               GLOBAL PARI-MUTUEL SERVICES, INC. AND SUBSIDIARIES
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)









                                                  For the Year Ended
                                                  December 31, 2005

                                      Historical      Historical
                                        Global     Royal Turf Club
                                      Pari-Mutuel     of Nevada,
                                     Services, Inc.      Inc.         Proforma
                                      -----------    -----------    -----------
Revenue                               $     1,072    $      --      $     1,072
Cost of revenue                              --             --             --
                                      -----------    -----------    -----------
Gross Profit                                1,072           --            1,072
Operating Expenses
 General and administrative
   expenses                               (60,018)      (333,927)      (393,945)
 Interest expense                        (123,975)        (4,126)      (128,101)
                                      -----------    -----------    -----------
Net Loss                              $  (182,921)   $  (338,053)   $  (520,974)
                                      ===========    ===========    ===========
Basic and Diluted Loss Per Share      $     (0.05)   $     (0.09)   $     (0.07)
                                      ===========    ===========    ===========
Basic and Diluted Weighted-Average
 Common Shares Outstanding              3,669,171                     9,669,171
                                      ===========    ===========    ===========


                See the accompanying notes to unaudited pro forma
                   condensed consolidated financial statements

               GLOBAL PARI-MUTUEL SERVICES, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


On April 19, 2006 Global Pari-Mutuel Services, Inc. ("Global") issued 6,000,000 shares of common stock in exchange for all of the issued and outstanding common stock of the Royal Turf Club, Inc. ("RTC"). Prior to the exchanges, RTC was owned primarily by the principal owners of Global. Since the exchange was between entities under common control, the purchase of RTC has been accounted for at historical cost in a manner similar to pooling of interests.

This unaudited pro forma condensed consolidated financial data should be read in conjunction with the consolidated financial statements of Global and the related notes thereto included in the Company's filing on Form 10-KSB and 10-QSB, and the financial statements of RTC and the related notes thereto, included herein. Pro forma adjustments to the historical operations are as follows:

     (a) Adjustment to show the issuance of 6,000,000 shares of Global Pari-Mutuel Services, Inc.'s common stock in exchange for 100% of Royal Turf Club of Nevada, Inc.

     (b) Adjustment to eliminate the common stock and accumulated deficit of Royal Turf Club of Nevada, Inc.

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                             CONDENSED BALANCE SHEET
                                 March 31, 2006
                                   (Unaudited)


ASSETS
Current Assets
 Cash                                                                 $     167
                                                                      ---------
   Total Current Assets                                                     167
                                                                      ---------
Total Assets                                                          $     167
                                                                      =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable                                                      $   5,711
Accrued interest payable                                                  6,356
Loan payable - related party                                             95,200
                                                                      ---------
   Total Current Liabilities                                            107,267
                                                                      ---------

Total Liabilities                                                       107,267
                                                                      ---------
Stockholders' Deficit
Common stock - $0.001 par value; 5,000,000 shares
 authorized; 4,000,000 shares issued and outstanding,
 respectively                                                             4,000
Additional paid-in capital                                              269,000
Deficit accumulated during development stage                           (380,100)
                                                                      ---------
   Total Stockholders' Deficit                                         (107,100)
                                                                      ---------
Total Liabilities and Stockholders'Deficit                            $     167
                                                                      =========


     See the accompanying notes to unaudited condensed financial statements

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                                For the Period
                                                                 from April 25,
                                              For the Three      2005 (Date of
                                               Months Ended    Inception Through
                                              March 31, 2006     March 31, 2006
                                              --------------     --------------

Revenue                                        $      --          $      --
Cost of revenue                                       --                 --
                                               -----------        -----------
Gross Profit                                          --                 --
                                               -----------        -----------

General and administrative
 expenses                                          (39,817)          (373,744)
Interest expense                                    (2,230)            (6,356)
                                               -----------        -----------
Net Loss                                       $   (42,047)       $  (380,100)
                                               ===========        ===========
Basic and Diluted Loss Per Share
   Net Loss                                    $     (0.01)
                                               ===========
Basic and Diluted Weighted-
 Average Common Shares
 Outstanding                                     4,000,000
                                               ===========



     See the accompanying notes to unaudited condensed financial statements


                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                     For the Period
                                                                      from April 25
                                                    For the Three     2005 (Date of
                                                     Months Ended   Inception Through
                                                       March 31,        March 31,
                                                          2006             2006
                                                       ---------        ---------
Cash Flows from Operating Activities
Net loss                                               $ (42,047)       $(380,100)
Adjustments to reconcile net loss to net
 cash used by operating activities:
    Compensation related to initial Stock
        Issuance                                            --            199,200
    Allowance against loan receivable                       --             24,000
Changes in operating liabilities
    Accounts payable and accrued liabilities              (1,626)           5,711
    Accrued interest payable                               2,230            6,356
                                                       ---------        ---------
  Net Cash Used by Operating Activities                  (41,443)        (144,833)
                                                       ---------        ---------

Cash Flows from Investing Activities
 Distribution on loan receivable                            --            (24,000)
                                                       ---------        ---------
Net Cash Used in Investment Activities                      --            (24,000)
                                                       ---------        ---------

Cash Flows from Financing Activities
 Proceeds from issuance of common stock and
   collection of subscription receivable                  35,000           73,800
 Proceeds from loan payable - related party               20,500          122,200
 Payments on loan payable - related party                (14,500)         (27,000)
                                                       ---------        ---------

 Net Cash Provided by Financing Activities                41,000          169,000
                                                       ---------        ---------

Net (Decrease) Increase in Cash                             (443)             167
                                                       ---------        ---------

Cash - Beginning of Period                                   610             --
                                                       ---------        ---------
Cash - End of Period                                   $     167        $     167
                                                       =========        =========
 Cash Paid for Interest                                $    --          $    --
                                                       =========        =========


     See the accompanying notes to unaudited condensed financial statements

                                       Q-3

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2006


NOTE 1 - BASIS OF PRESENTATION AND BUSINESS CONDITION

Basis of Presentation - The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the quarter ended March 31, 2006 and period from April 25, 2005 (date of inception) through March 31, 2006, are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. For further information, refer to the financial statements and footnotes thereto for the year ended December 31, 2005.

Nature of Operations - Royal Turf Club of Nevada, Inc. (the "Company" or "RTC") was organized on April 25, 2005 under the laws of the state of Nevada. RTC is a development stage company whose principal business is intended to be the licensing and selling of data and content related to pari-mutuel wagering.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Business Condition and Risks - The Company is in the development stage and has yet to generate significant revenues. Additionally, it has accumulated losses since inception of $380,100, and has used cash in operating activities since inception of $144,833. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's ability to continue as a going concern depends on its ability to deploy technology for its core business that generates sufficient revenue and cash flows to meet its obligations and to obtain additional financing as may be required to fund current operations. Management's plans include generating income from the Company's pari-mutuel software licensing business sufficient to permit the Company to generate sufficient income and cash flow to continue as a going concern. There is no assurance these plans will be realized.

Basic and Diluted Loss Per Common Share - Basic loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares and the dilutive potential common share equivalents then outstanding. As of March 31, 2006 there were no potentially issuable common shares.

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2006


NOTE 2 - LOAN PAYABLE - RELATED PARTY

During 2006, the Company borrowed an additional $20,500 from an officer and shareholder through the unsecured loan payable bearing interest at 10%. Payments made for the three months ended March 31, 2006 were $14,500. Accrued interest as of March 31, 2006 was $6,356.


NOTE 3 - SUBSEQUENT EVENTS

Acquisition of RTC by Global Pari-Mutuel Services, Inc. - On February 6, 2006, the Company entered into a Stock Exchange Agreement (the "Exchange Agreement"), pursuant to which the Company agreed to be acquired wherein all of the issued and outstanding shares of the Company will be exchanged for shares of Global Pari-Mutuel Services, Inc. ("Global"). Global is a Nevada corporation with its principal offices located in Nevada, and is engaged in the business of providing software and software services for online pari-mutuel wagering.

Pursuant to the terms of the Exchange Agreement, Global has agreed to issue to the Company six million (6,000,000) shares of Global's common stock in exchange for all of the issued and outstanding shares of the Company. Additionally, subject to the terms and conditions set forth in the Exchange Agreement, Global may issue to the shareholders of the Company up to an additional 1,500,000 shares of Global's common stock to the shareholders of the Company based upon the following earn out schedule:

          If the Company's pretax profit for the year ended December 31, 2006 is equal to or greater than $1,000,000, Global will issue an additional 500,000 shares to the shareholders of the Company at the date of acquisition.

          If the Company's pretax profit for the year ended December 31, 2007 is equal to or great than $2,500,000, Global will issue an additional 500,000 shares to the shareholders of the Company at the date of acquisition.

          If the Company's pretax profit for the year ended December 31, 2008 is equal to or greater than $4,000,000, Global will issue an additional 500,000 shares to the shareholders of the Company at the date of acquisition.

The acquisition closed during April 2006.

This is an acquisition of companies under common control and will be accounted for at historical cost.

 HANSEN, BARNETT & MAXWELL
 A Professional Corporation                   Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS                      Accounting Oversight Board
  5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128                      an independent member of
   Phone: (801) 532-2200                                  BAKER TILLY
    Fax: (801) 532-7944                                  INTERNATIONAL
      www.hbmcpas.com



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors
Royal Turf Club of Nevada, Inc.

We have audited the accompanying balance sheet of Royal Turf Club of Nevada, Inc. (a development stage company) as of December 31, 2005 and the related statement of operations, stockholders' deficit, and cash flows for the period from April 25, 2005 (date of inception) through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Royal Turf Club of Nevada, Inc. as of December 31, 2005 and the results of its operations and its cash flows for the period from April 25, 2005 (date of inception) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company is a development stage enterprise that has experienced losses from operations and negative cash flows from operating activities since inception. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note
1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                           HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
July 3, 2006

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET

December 31,                                                             2005
                                                                      ---------

ASSETS

Current Assets
 Cash                                                                 $     610
 Subscription receivable                                                 35,000
 Note receivable, net of allowance of $24,000                              --
                                                                      ---------

Total  Assets                                                         $  35,610
                                                                      =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
 Accounts payable                                                     $   7,337
 Accrued interest payable                                                 4,126
 Loan payable - related party                                            89,200
                                                                      ---------

Total Liabilities                                                       100,663
                                                                      ---------

Stockholders' Deficit
Common stock - $0.001 par value; 5,000,000 shares
   authorized; 4,000,000 shares issued and outstanding                    4,000
Additional paid-in capital                                              269,000
Deficit accumulated during development stage                           (338,053)
                                                                      ---------
   Total Stockholders' Deficit                                          (65,053)
                                                                      ---------
Total Liabilities and Stockholders' Deficit                           $  35,610
                                                                      =========


   The accompanying notes are an integral part of these financial statements.

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS


                                                                For the Period
                                                                 from April 25,
                                                                 2005 (Date of
                                                              Inception) Through
                                                                  December 31,
                                                                      2005
                                                                  -----------
Revenue                                                           $      --
Cost of revenue                                                          --
                                                                  -----------
Gross Profit                                                             --
                                                                  -----------
General and administrative expenses                                  (333,927)
Interest expense                                                       (4,126)
                                                                  -----------
Net Loss                                                          $  (338,053)
                                                                  ===========
Basic and Diluted Loss Per
   Share                                                          $     (0.09)
                                                                  ===========
Basic and Diluted Weighted-Average
   Common Shares Outstanding                                        3,805,600
                                                                  ===========







    The accompanying notes are an integral part of these financial statements


                                     ROYAL TURF CLUB OF NEVADA, INC.
                                      (A Development Stage Company)
                                   STATEMENT OF STOCKHOLDERS' DEFICIT

                                                                                     Deficit
                                                                                   Accumulated
                                                                       Additional  During the      Total
                                                    Common Stock         Paid-in   Development  Stockholders'
                                                 Shares      Amount      Capital      Stage       Deficit
                                                ---------   ---------   ---------   ---------    ---------
Balance at April 25, 2005 (Date of Inception)        --     $    --     $    --     $    --      $    --
Stock issuance for cash and services (April
   25, 2005)                                    3,800,000       3,800     199,200        --        203,000
Stock issuance for cash in private placement
   at $0.35 per share (December 12, 2005)         200,000         200      69,800        --         70,000
Net loss for  the period from April 25, 2005
   through December 31, 2005                         --          --          --      (338,053)    (338,053)
                                                ---------   ---------   ---------   ---------    ---------
Balance at December 31, 2005                    4,000,000   $   4,000   $ 269,000   $(338,053)   $ (65,053)
                                                =========   =========   =========   =========    =========






               The accompanying notes are an integral part of these financial statements.

                                                   F-4

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS

                                                                    For the Period
                                                                    from April 25,
                                                                     2005 (Date of
                                                                  Inception) Through
                                                                     December 31,
                                                                         2005
                                                                      ---------
Cash Flows from Operating Activities
Net loss                                                              $(338,053)
Adjustments to reconcile net loss to net cash
  used by operating activities:
   Compensation related to initial stock issuance                       199,200
    Allowance against note receivable                                    24,000
Changes in operating liabilities
    Accounts payable                                                      7,337
    Accrued interest payable                                              4,126
                                                                      ---------
  Net Cash Used in Operating Activities                                (103,390)

Cash Flows from Investing Activities
Note receivable proceeds                                                (24,000)
                                                                      ---------
  Net Cash Used in Investment Activities                                (24,000)

Cash Flows from Financing Activities
Proceeds from issuance of common stock                                   38,800
Proceeds from loan payable - related party                              101,700
Payments on loan payable - related party                                (12,500)
                                                                      ---------
  Net Cash Provided by Financing Activities                             128,000

Net Increase in Cash                                                        610

Cash - Beginning of Period                                                 --
                                                                      ---------
Cash - End of Period                                                  $     610
                                                                      =========
Cash Paid for Interest                                                $    --
                                                                      =========

Non-cash Investing and Financing Activities
  Subscription receivable for common stock                            $  35,000
                                                                      =========




    The accompanying notes are an integral part of these financial statements

                                       F-5

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Operations - Royal Turf Club of Nevada, Inc. (the "Company" or "RTC") was organized on April 25, 2005 under the laws of the State of Nevada. RTC is a development stage company whose principal business is the licensing and selling of data and content related to pari-mutuel wagering.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. These same estimates may affect the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual amounts and results could differ from those estimates.

Fair Value of Financial Instruments - Based on the borrowing rates currently available to the Company for loans with similar terms and maturities, the amounts reported as notes payable are considered to be reasonable approximations of their fair values.

Business Condition and Risks - The Company generated minimal revenues during 2005. Additionally, it has accumulated losses since inception of $338,053, and has used cash in operating activities since inception of $103,390. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's ability to continue as a going concern depends on its ability to deploy technology for its core business that generates sufficient revenue and cash flows to meet its obligations and to obtain additional financing as may be required to fund current operations. Management's plans include generating income from the Company's pari-mutuel software licensing business sufficient to permit the Company to generate sufficient income and cash flow to continue as a going concern. There is no assurance these plans will be realized.

Trade and Loan Receivables -- The Company regularly reviews its receivables and makes provisions for potentially uncollectible balances.

Revenue Recognition - Revenue derived from providing pari-mutuel data will be recognized when persuasive evidence of provision of the data exists, the fee is fixed or determinable, the data has been delivered and fully installed at an Internet OTB site, and collectability is probable.

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


Income Taxes - The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax bases of assets or liabilities and their reported amounts in the financial statements. Temporary differences will result in taxable or deductible amounts in future years when the amounts reported in the financial statements are recovered or settled. These deferred tax assets or liabilities are measured using the tax rates that are anticipated to be in effect when the differences are expected to reverse. Deferred tax assets are reviewed periodically for recoverability and a valuation allowance is provided as necessary.

Basic and Diluted Loss Per Common Share - Basic loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares and the dilutive potential common share equivalents then outstanding. As of December 31, 2005 there were no potentially issuable common shares.

NOTE 2 -- NOTE RECEIVABLE

During the year ended December 31, 2005, the Company entered into an agreement to loan an employee and shareholder up to $24,000. The note bears no interest. At December 31, 2005, the employee was no longer employed by the Company. The Company has fully allowed against the receivable and is currently attempting to collect the balance.

NOTE 3 -- INCOME TAXES

The components of the net deferred tax asset at December 31, 2005:

For the Years Ended December 31,                    2005
                                                  -------
Allowance for doubtful accounts                   $ 8,160
Operating loss carry forwards                      39,050
Valuation allowance                               (47,210)
                                                  -------
Net Deferred Tax Asset                            $  --
                                                  -------


The Company has a tax operating loss carry forward totaling approximately $114,853 at December 31, 2005 that will expire if unused in 2025.

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


There was no provision for, or benefit from, income taxes from continuing operations since inception. The following is a reconciliation of the amount of tax benefit that would result from applying the federal statutory rate to the loss from continuing operations with the provision for income tax:

For the Years Ended December 31,                      2005
                                                   ---------
Tax benefit at statutory rate of 34%               $ 114,938
Permanent differences                                (67,728)
                                                   ---------
Change in valuation allowance                        (47,210)
                                                   ---------
Provision for Income Taxes                         $    --
                                                   ---------


NOTE 4 - LOAN PAYABLE - RELATED PARTY

During 2005, the Company borrowed $101,700 from an officer and shareholder through the issuance of an unsecured loan payable bearing interest at 10%. Payments made as of December 31, 2005 were $12,500. Accrued interest as of December 31, 2005 was $4,126.

NOTE 5 - EQUITY

The Company issued 3,800,000 shares of its common stock in April 2005 to the founders for $3,800 in cash. The Company has determined that the value of this initial issuance of stock was $199,200 more than the cash received; therefore a charge to earnings of $199,200 was made during April 2005.

In a private placement in December 2005 the Company agreed to issue 200,000 shares of its common stock at $0.35 per share. On December 12, 2005 the Company received $35,000 in cash and a subscription receivable for $35,000. The Company received $35,000 in cash for the subscription receivable on January 17, 2006.

NOTE 6 - SUBSEQUENT EVENTS

Establishment of Subsidiary in Antigua - In January 2006 the Company established a wholly owned subsidiary, Royal Turf Club of Antigua, Ltd. The Company will establish a computer hub at this location to provide pari-mutuel data to its customers.

Acquisition of RTC by Global Pari-Mutuel Services, Inc. - On February 6, 2006, the Company entered into a Stock Exchange Agreement (the "Exchange Agreement"), pursuant to which the Company agreed to be acquired wherein all of the issued and outstanding shares of the Company will be exchanged for shares of Global Pari-Mutuel Services, Inc. ("Global"). Global is a Nevada corporation with its principal offices located in Nevada, and is engaged in the business of providing software and software services for online pari-mutuel wagering.

                         ROYAL TURF CLUB OF NEVADA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


Pursuant to the terms of the Exchange Agreement, Global has agreed to issue to the Company six million (6,000,000) shares of Global's common stock in exchange for all of the issued and outstanding shares of the Company. Additionally, subject to the terms and conditions set forth in the Exchange Agreement, Global may issue to the shareholders of the Company up to an additional 1,500,000 shares of Global's common stock to the shareholders of the Company based upon the following earn out schedule:

          If the Company's pretax profit for the year ended December 31, 2006 is equal to or greater than $1,000,000, Global will issue an additional 500,000 shares to the shareholders of the Company at the date of acquisition.

          If the Company's pretax profit for the year ended December 31, 2007 is equal to or great than $2,500,000, Global will issue an additional 500,000 shares to the shareholders of the Company at the date of acquisition.

          If the Company's pretax profit for the year ended December 31, 2008 is equal to or greater than $4,000,000, Global will issue an additional 500,000 shares to the shareholders of the Company at the date of acquisition.

The acquisition closed during April 2006.

This is an acquisition of companies under common control and will be accounted for at historical cost.